File Nos. 2-52718
                                                                     811-2557
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [__]



     Post-Effective Amendment No. 51                                  [ X ]


                                   and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 51                                                 [ X ]


                      (Check appropriate box or boxes.)

                   DREYFUS MONEY MARKET INSTRUMENTS, INC.
             (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, including Area Code: (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York 10166
                   (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
       X  on May 1, 1997 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on     (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

               this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----


     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed on February 12, 1997.




                   DREYFUS MONEY MARKET INSTRUMENTS, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)
Items in
Part A of
Form N-1A     Caption                                       Page
_________     _______                                       ____


  1           Cover Page                                     Cover

  2           Synopsis                                       3

  3           Condensed Financial Information                4

  4           General Description of Registrant              5

  5           Management of the Fund                         7

  5(a)        Management's Discussion of Fund's Performance  *

  6           Capital Stock and Other Securities             19

  7           Purchase of Securities Being Offered           8

  8           Redemption or Repurchase                       14

  9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
_________


  10          Cover Page                                     Cover

  11          Table of Contents                              Cover

  12          General Information and History                B-22

  13          Investment Objectives and Policies             B-2

  14          Management of the Fund                         B-6

  15          Control Persons and Principal                  B-11
              Holders of Securities

  16          Investment Advisory and Other                  B-11
              Services


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.
                   DREYFUS MONEY MARKET INSTRUMENTS, INC.
          Cross-Reference Sheet Pursuant to Rule 495(a) (continued)

Items in
Part B of
Form N-1A     Caption                                      Page
_________     _______                                      _____


  17          Brokerage Allocation                         B-20

  18          Capital Stock and Other Securities           B-22

  19          Purchase, Redemption and Pricing             B-13, B-15
              of Securities Being Offered                  and B-21

  20          Tax Status                                   *

  21          Underwriters                                 B-1 and B-13

  22          Calculations of Performance Data             B-22

  23          Financial Statements                         B-27


Items in
Part C of
Form N-1A
_________


  24          Financial Statements and Exhibits            C-1

  25          Persons Controlled by or Under               C-4
              Common Control with Registrant

  26          Number of Holders of Securities              C-4

  27          Indemnification                              C-4

  28          Business and Other Connections of            C-5
              Investment Adviser

  29          Principal Underwriters                       C-9

  30          Location of Accounts and Records             C-12

  31          Management Services                          C-12

  32          Undertakings                                 C-12


_____________________________________
NOTE:  * Omitted since answer is negative or inapplicable.




                          FOR USE BY BANKS ONLY
                                                                   May 1, 1997
                   DREYFUS MONEY MARKET INSTRUMENTS, INC.
                        Supplement to Prospectus
                           Dated May 1, 1997
        All mutual fund shares involve certain investment risks, including the possible loss of principal.
                                                                 060s050197BNK



                           FOR USE BY BANKS ONLY
                                                                   May 1, 1997
                   DREYFUS GOVERNMENT SECURITIES SERIES
                  Dreyfus Money Market Instruments, Inc.
                         Supplement to Prospectus
                            Dated May 1, 1997
        All mutual fund shares involve certain investment risks, including the possible loss of principal.
                                                                 008s050197BNK



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PROSPECTUS                                                         MAY 1, 1997


                     DREYFUS MONEY MARKET INSTRUMENTS, INC.
------------------------------------------------------------------------------
          DREYFUS MONEY MARKET INSTRUMENTS, INC. (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY.
          THE FUND PERMITS YOU TO INVEST IN TWO SEPARATE PORTFOLIOS, THE
MONEY MARKET SERIES AND THE GOVERNMENT SECURITIES SERIES. THE MONEY MARKET SERIES INVESTS IN SHORT-TERM MONEY MARKET INSTRUMENTS CONSISTING OF
SECURITIES ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES, BANK OBLIGATIONS, REPURCHASE AGREEMENTS AND HIGH GRADE COMMERCIAL PAPER. THE GOVERNMENT SECURITIES SERIES INVESTS ONLY IN SHORT-TERM SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT.
          YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT
CHARGE OR PENALTY. THE FUND PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN
USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
          THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S
PORTFOLIOS.
          THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND
THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


          THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


          AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT EACH SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY.
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                                                TABLE OF CONTENTS

                                                      Page                                                  Page

  Annual Fund Operating Expenses.......                 3      Shareholder Services..............            11
  Condensed Financial Information......                 4      How to Redeem Shares..............            14
  Yield Information....................                 5      Shareholder Services Plan.........            17
  Description of the Fund..............                 5      Dividends, Distributions and Taxes            17
  Management of the Fund...............                 7      General Information...............            19
  How to Buy Shares....................                 8      Appendix..........................            20

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                   [This Page Intentionally Left Blank]
               Page 2




                                                        ANNUAL FUND OPERATING EXPENSES
                                                 (as a percentage of average daily net assets)



                                                                                                 MONEY         GOVERNMENT
                                                                                                 MARKET        SECURITIES
                                                                                                 SERIES          SERIES
                                                                                             --------------   -------------
        Management Fees .........................................................                .50%              .50%
        Other Expenses...........................................................                .43%              .40%
        Total Fund Operating Expenses............................................                .93%              .90%
      Example:
        You would pay the following expenses on a $1,000
        investment, assuming (1) 5% annual return and (2)
        redemption at the end of each time period:
                                                  1 YEAR.........................                    $   9       $   9
                                                  3 YEARS........................                    $  30       $  29
                                                  5 YEARS........................                    $  51       $  50
                                                  10 YEARS.......................                    $ 114        $111

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          The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each series' actual performance will vary and may result in an actual return greater or less than 5%.
-------------------------------------------------------------------------------


          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by each series, the payment of which will reduce investors' annual return. You can purchase shares of either series without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in shares of either series through a securities dealer, bank or other financial institution. See "Management of the Fund" and "Shareholder Services Plan."


               Page 3
                        CONDENSED FINANCIAL INFORMATION
          The information in the following tables has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                             FINANCIAL HIGHLIGHTS
          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.




                                                                             Money Market Series
                                            --------------------------------------------------------------------------------
                                                                            Year Ended December 31,
                                            --------------------------------------------------------------------------------
PER SHARE DATA:                              1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
                                            -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net asset value, beginning of year        $1.00    $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                                            -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  Investment Operations:
  Investment income-net..........            .061     .069    .086    .076    .058    .035    .026    .034    .053    .046
                                            -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  Distributions:
  Dividends from investment income-net      (.061)   (.069)  (.086)  (.076)  (.058)  (.035)  (.026)  (.034)  (.053)  (.046)
                                            -----    -----   -----   -----   -----   -----   -----   -----   -----   -----
  Net asset value, end of year...           $1.00    $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00
                                            =====    -----   -----   -----   -----   -----   -----   -----   -----   -----
TOTAL INVESTMENT RETURN..........            6.24%    7.12%   9.00%   7.88%   5.95%   3.51%   2.64%   3.42%   5.46%   4.73%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets     .67%     .71%    .74%    .74%    .72%    .75%    .83%    .88%    .84%    .93%
  Ratio of net investment income to
  average net assets.............            6.07%    6.86%   8.65%   7.62%   5.83%   3.48%   2.62%   3.35%   5.33%   4.63%
  Net Assets, end of year (000's omitted) $503,167 $381,379 $357,660 $334,432 $282,356 $242,326 $207,537 $170,548 $144,172 $129,344

                                                                   Government Securities Series
                                            --------------------------------------------------------------------------------
                                                                     Year Ended December 31,
                                            --------------------------------------------------------------------------------
PER SHARE DATA:                              1987   1988    1989    1990    1991    1992    1993    1994     1995   1996
                                            -----  ------   -----   -----  ------   -----   -----  -----    -----   -----
  Net asset value, beginning of year        $1.00  $1.00    $1.00   $1.00  $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                            -----  ------   -----   -----  ------   -----   -----  -----    -----   -----
  Investment Operations:
  Investment income-net..........            .057   .066     .084    .074   .055    .034    .025    .033     .051    .045
                                            -----  ------   -----   -----  ------   -----   -----  -----    -----   -----
  Distributions:
  Dividends from investment income-net      (.057) (.066)   (.084)  (.074) (.055)  (.034)  (.025)  (.033)   (.051)  (.045)
                                            -----  ------   -----   -----  ------   -----   -----  -----    -----   -----
  Net asset value, end of year...           $1.00  $1.00    $1.00   $1.00  $1.00   $1.00   $1.00   $1.00    $1.00   $1.00
                                            =====  ======   =====   =====  ======   =====   =====  =====    =====   =====
TOTAL INVESTMENT RETURN..........            5.87%  6.80%    8.71%   7.61%  5.65%   3.45%   2.48%   3.31%    5.18%   4.60%
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net assets     .65%   .72%     .70%    .70%   .69%    .72%    .80%    .88%     .83%    .90%
  Ratio of net investment income to
  average net assets.............           .5.71%  6.56%    8.35%   7.35%  5.51%   3.39%   2.46%   3.24%    5.07%   4.50%
  Net Assets, end of year (000's omitted) $791,651 $658,201 $651,700 $724,202 $706,544 $657,561 $520,708 $465,956 $431,444 $441,769


                   Page 4

                               YIELD INFORMATION
          From time to time, each series advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of a series refers to the income generated by an investment in the series over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each series' yield and effective yield may reflect absorbed expenses pursuant to any undertakings that may be in effect. See "Management of the Fund."
          Yield information is useful in reviewing the Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC's Money Fund Reporttrademark, Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Morningstar, Inc. and other industry publications.


                               DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It cannot be changed, as to a series, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such series' outstanding voting shares. There can be no assurance that the series' investment objective will be achieved. Each series pursues this objective in the manner described below. Securities in which the series invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. MANAGEMENT POLICIES


          Each series seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing each series' securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized below.


          In accordance with Rule 2a-7, each series is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Fund's Board to present minimal credit risks and, with respect to the Money Market Series, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization), or, if unrated, are of comparable quality as determined in accordance with procedures established by the Fund's Board. The nationally recognized statistical rating organizations currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc., Standard & Poor's Ratings Group,
              Page 5
Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P., IBCA Limited and IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the series will be able to maintain a stable net asset value of $1.00 per share.


THE MONEY MARKET SERIES -- The Money Market Series invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, repurchase agreements, and high grade domestic and foreign commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. The Money Market Series may invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. See "Appendix--Certain Portfolio Securities." Generally, at least 25% of the value of the Money Market Series' total assets will be invested in bank obligations. See "Investment Considerations and Risks" below.
THE GOVERNMENT SECURITIES SERIES -- The Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government (whether or not subject to repurchase agreements). See "Appendix -- Certain Portfolio Securities." In addition, the Government Securities Series is permitted to lend portfolio securities. See "Appendix--Investment Techniques."
INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- Each series attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the series since it usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of the portfolio securities held by the series will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.


FOREIGN SECURITIES -- Since the Money Market Series' portfolio may contain securities issued by foreign governments, or any of their political subdivisions, agencies or instrumentalities, and by foreign subsidiaries and foreign branches of domestic banks, domestic and foreign branches of foreign banks, and commercial paper issued by foreign issuers, the Money Market Series may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations in U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on these securities to investors located outside the country of the issuer.


BANK SECURITIES -- To the extent the Money Market Series' investments are concentrated in the banking industry, the series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions
                 Page 6
could increase the exposure to credit losses. In addition, the value of and the investment return on the Money Market Series' shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.
SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.
                          MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.


          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.



          For the year ended December 31, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .50 of 1% of the value of each series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of either series of the Fund, which would have the effect of lowering the expense ratio of that series and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.


          In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the State ment of Additional Information.
                  Page 7
          The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The
Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian. First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, is the Fund's Sub-custodian.
                             HOW TO BUY SHARES


          Shares of each series are sold without a sales charge. You may be charged a fee if you effect transactions in shares of either series through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


          The minimum initial investment in the Money Market Series is $50,000, unless you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $50,000. The minimum initial investment in the Government Securities Series is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments in either series must be at least $100. However, the minimum initial investment in the Government Securities Series for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment in the Government Securities Series is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment in the Government Securities Series is $50. The Fund reserves the right to offer shares of the Government Securities Series without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Shares of each series also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to
                                 Page 8
invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


          You may purchase Fund shares by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating the name of the series being purchased. For subsequent investments, your Fund account number should appear on the check and an invest ment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O.
Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
          Wire payments may be made either to The Bank of New York or to First Interstate Bank of California if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire for the Money Market Series to The Bank of New York, DDA #8900051841/Dreyfus Money Market Instruments/Money Market Series, or for the Government Securities Series to The Bank of New York, DDA #8900051728/Dreyfus Money Market Instruments/Government Securities Series, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemption will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. Information about transmitting payments by wire to First Interstate Bank of California may be obtained by calling
1-800-346-3621, in New York City, call 1-718-895-1650. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
          Each series' shares are sold on a continuous basis at the net asset value per share next determined after an order and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other agent or entity under the direction of such agents in written or telegraphic form, or by First Interstate Bank of California
                 Page 9
in telegraphic form. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.
Prior to receipt of Federal Funds, your money will not be invested.
          The net asset value per share of each series is determined twice each business day at 12:00 Noon, New York time/9:00 a.m., California time, and as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time/ 1:00 p.m., California time), on each day the New York Stock Exchange or, with respect to the Money Market Series, the Transfer Agent is open for business. Net asset value per share is computed by dividing the value of the net assets of each series (i.e., the value of its assets less liabilities) by the total number of shares of such series outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
          If your payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, or received in Federal
Funds by 12:00 Noon, California time, by First Interstate Bank of California, you will receive the dividend declared on that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, or received in Federal Funds after 12:00 Noon, California time, by First Interstate Bank of California, your shares will begin to accrue dividends on the following business day.
          Qualified institutions may telephone orders for purchase of either series' shares by telephoning the Distributor or its designee toll free at 1-800-346-3621; in New York City, call 1-718-895-1650; on Long Island, call 794-5452. A telephone order placed with the Distributor or its designee in New York will become effective at the price determined at 12:00 Noon, New
York time, and the shares purchased will receive the dividend on such series' shares declared on that day if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Transfer Agent by 4:00 p.m., New York time. A telephone order placed with the Distributor or its designee in California will become effective at the price determined at 1:00 p.m., California time, and the shares purchased will receive the dividend on such series' shares declared on that day if such order is placed by 12:00 Noon, California time, and Federal Funds are received by First Interstate Bank of California by 4:00 p.m., California time.
          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in series' shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The
Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
               Page 10
DREYFUS TELETRANSFER PRIVILEGE -- You may purchase shares of either series (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer
Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. PROCEDURES FOR MULTIPLE ACCOUNTS -- Special procedures have been designed for banks and other institutions that wish to open multiple accounts. The institution may open a single master account by filing one application with the Transfer Agent, and may open individual sub-accounts at the same time or at some later date. For further information, please refer to the Statement of Additional Information.
                              SHAREHOLDER SERVICES
FUND EXCHANGES -- You may purchase, in exchange for shares of a series, shares of the Fund's other series or shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


          To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund or series into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account, by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus Touch Registration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares _ Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.



          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previ-
             Page 11
ous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of either series of the Fund, in shares of the Fund's other series or certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-AUTOMATIC Asset Builder permits you to purchase shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of your purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. The notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.


DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a com-
               Page 12
pleted Direct Deposit Sign-Up Form for each type of payment that you desire to include in the Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus
Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares of the Government Securities Series held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step
Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase shares of the Government Securities Series through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share price s which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
                 Page 13
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply to Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares of the Government Securities Series held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.
QUARTERLY DISTRIBUTION PLAN -- The Quarterly Distribution Plan permits you to receive quarterly payments from the Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding calendar quarter.
          You may open a Quarterly Distribution Plan by submitting a request to the Transfer Agent. The Quarterly Distribution Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued must be presented before redemption under the Quarterly Distribution Plan.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS -- The Government Securities Series offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                                HOW TO REDEEM SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


          The Fund imposes no charges when shares are redeemed. Securities dealers, banks or other financial institutions may charge their clients a fee for effecting redemption of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. If you own shares in both series, any redemption request must clearly state from which series you wish to redeem the shares. The value of the shares redeemed may be more or less than their original cost, depending upon the series' then-current net asset value.


          If a request for redemption is received in proper form by the Transfer Agent by 12:00 Noon, New York time, or by the Los Angeles office of the Distributor or its designee by 12:00 Noon, California time, the proceeds of the redemption, if transfer by wire is requested, will be transmitted in Federal Funds ordinarily on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by the Transfer Agent or the Los Angeles office of the Distributor or its designee, the
                    Page 14
shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, will be transmitted in Federal Funds ordinarily on the next business day.


          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent or the Distributor or its designee, as the case may be, of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOW EVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT
A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY
UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.


          The Fund reserves the right to redeem your account in either series at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period. PROCEDURES
          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege, or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares of the Government Securities Series held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


          You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephonic instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are gen-
                 Page 15
uine and, if it does not follow such procedures, the Transfer Agent or the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O.
Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED
TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.
 If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE -- You may write Redemption Checks drawn on your Fund account. Redemption checks may be made payable to the order of any person in the amount of $500 or more. Redemption checks should not be used to close your account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor a Redemption Check because of insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Check. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.


WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling
1-800-645-6561 or, if you are calling from over-
                 Page 16
seas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. DREYFUS TELETRANSFER PRIVILEGE -- You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
          If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                       SHAREHOLDER SERVICES PLAN
          The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                   DIVIDENDS, DISTRIBUTIONS AND TAXES
          The Fund ordinarily declares dividends from each series' net investment income on each day the New York Stock Exchange or, with respect to the Money Market Series, the Transfer Agent is open for business. Each series' earnings for Saturdays, Sunday and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month, and are automatically reinvested in additional shares of the series from which they were paid at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled are paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid by each series once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional shares of the series from which distributions were paid at net asset value. All expenses are accrued daily and deducted before the declaration of dividends to investors.
                    Page 17
          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a series will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares of the series. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund will be taxable as long-term capital gains regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a series to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the
 Fund to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.



          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year. Dividends and distributions attributable to interest from direct obligations of the United States and paid by a series to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the series may invest may be subject to state tax. The Fund intends to provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the series that is attributable to interest income from direct obligations of the United States.


          The exchange of shares of one fund or series for shares of another fund or series is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


          Management believes that each series of the Fund has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. Each series of the Fund intends to continue to
                Page 18
so qualify, if such qualification is in the best interests of its shareholders. Such qualification relieves the series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each series is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.


          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                          GENERAL INFORMATION
          The Fund was incorporated under Maryland law on December 30, 1974 and began offering shares of the Money Market Series on April 28, 1975. On April 23, 1979, shareholders of the Fund authorized the issuance and sale of shares of the Government Securities Series. The Fund is authorized to issue 15 billion shares of Common Stock (5 billion in the Money Market Series and 10 billion in the Government Securities Series), par value $.01 per share. Each share has one vote.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. For certain matters Fund shareholders vote together as a group; as to others they vote separately by series.
          To date, two series of shares have been authorized. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested, belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series.
          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.
          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.
               Page 19
                                  APPENDIX
INVESTMENT TECHNIQUES
LENDING PORTFOLIO SECURITIES -- The Government Securities Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Government Securities Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Government Securities Series' total assets, and the series will receive collateral consisting of cash or U.S. Treasury securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Government Securities Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


BORROWING -- Each series may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the series' total assets, the series will not make any additional investments.


CERTAIN PORTFOLIO SECURITIES
U.S. GOVERNMENT SECURITIES -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. The Money Market Series and the Government Securities Series may invest in Treasury Bills, Treasury Notes and Treasury Bonds. In addition, the Money Market Series may invest in obligations issued or guaranteed by U.S. Government agencies and instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. REPURCHASE AGREEMENTS -- In a repurchase agreement, a series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the series' ability to dispose of the underlying securities. The series may enter into repurchase agreements with certain banks or non-bank dealers.
BANK OBLIGATIONS -- The Money Market Series may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Money Market Series may be subject to additional investment risks that are different in some respects
                 Page 20
from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund _ Investment Considerations and Risks _ Foreign Securities."
        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.
        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.
        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.
COMMERCIAL PAPER -- The Money Market Series may purchase commercial paper consisting of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic a nd foreign corporations, including banks.
FLOATING AND VARIABLE RATE OBLIGATIONS -- The Money Market Series may purchase floating and variable rated demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Money Market Series to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Money Market Series, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Money Market Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.
ILLIQUID SECURITIES -- Each series may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the series' investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the series is subject to a risk that should the series' desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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                Page 23

Money Market
Instruments, Inc.
Prospectus

Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          060p050197
                Page 24



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PROSPECTUS                                                         MAY 1, 1997


                   DREYFUS GOVERNMENT SECURITIES SERIES
                                     DREYFUS MONEY MARKET INSTRUMENTS, INC.
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        DREYFUS GOVERNMENT SECURITIES SERIES (THE "SERIES") IS A SEPARATE DIVERSIFIED PORTFOLIO OF DREYFUS MONEY MARKET INSTRUMENTS, INC. (THE "FUND"), AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A MONEY MARKET MUTUAL FUND. THE SERIES' INVESTMENT OBJECTIVE IS TO PROVIDE YOU WITH
AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY. THE SERIES PURSUES ITS INVESTMENT OBJECTIVE BY INVESTING ONLY IN SHORT-TERM SECURITIES ISSUED OR GUARANTEED AS TO PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT. THE FUND ALSO OFFERS A MONEY MARKET SERIES PURSUANT TO A SEPARATE PROSPECTUS WHICH MAY BE OBTAINED BY CALLING 1-800-645-6561.


        YOU CAN INVEST, REINVEST OR REDEEM SHARES AT ANY TIME WITHOUT CHARGE OR PENALTY. THE SERIES PROVIDES FREE REDEMPTION CHECKS, WHICH YOU CAN USE IN AMOUNTS OF $500 OR MORE FOR CASH OR TO PAY BILLS. YOU CONTINUE TO EARN INCOME ON THE AMOUNT OF THE CHECK UNTIL IT CLEARS. YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING DREYFUS TELETRANSFER.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE SERIES' PORTFOLIO.


        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND AND SERIES THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


        THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1997, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUND. FOR A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.


        AN INVESTMENT IN THE SERIES IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY.
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                                              TABLE OF CONTENTS

                                                       PAGE                                                       PAGE


ANNUAL FUND OPERATING EXPENSES.........                 3   SHAREHOLDER SERVICES...................                 9
CONDENSED FINANCIAL INFORMATION........                 4   HOW TO REDEEM SHARES...................                12
YIELD INFORMATION......................                 5   SHAREHOLDER SERVICES PLAN..............                15
DESCRIPTION OF THE FUND AND SERIES.....                 5   DIVIDENDS, DISTRIBUTIONS AND TAXES.....                15
MANAGEMENT OF THE FUND.................                 6   GENERAL INFORMATION....................                16
HOW TO BUY SHARES......................                 7   APPENDIX...............................                18

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.
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                Page 2



                                             ANNUAL FUND OPERATING EXPENSES
                                   (as a percentage of average daily net assets)
Government Securities Series
    Management Fees...........................................................................          .50%
    Other Expenses ...........................................................................          .40%
    Total Fund Operating Expenses.............................................................          .90%
Example:                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption at the
    end of each time period:                                     $9          $29         $50         $111

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The amounts listed in the example should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Series' actual performance will vary and may result in an actual return greater or less than 5%.


-------------------------------------------------------------------------------


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Series, the payment of which will reduce investors' annual return. You can purchase shares of the Series without charge directly from the Fund's distributor; you may be charged a fee if you effect transactions in shares of the Series through a securities dealer, bank or other financial institution. See "Management of the Fund" and "Shareholder Services Plan."


                 Page 3
                        CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
                                Financial Highlights
        Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.



                                                                       YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------------------
                                         1987     1988     1989     1990     1991     1992     1993     1994     1995     1996
                                        ------    -----   -----     -----   -----     -----   -----     -----    -----    -------
PER SHARE DATE:
    Net asset value,
      beginning of year                 $1.00     $1.00    $1.00    $1.00   $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                                        ------    -----   -----     -----   -----     -----    -----    ------    ------  -------
    Investment Operations:
    Investment income-net                .057      .066     .084     .074    .055      .034     .025     .033     .051     .045
                                        ------    -----   -----     -----   -----     -----   -----     -----    -----    -------
    Distributions:
    Dividends from investment
      income-net.                       (.057)    (.066)   (.084)   (.074)  (.055)    (.034)   (.025)   (.033)   (.051)   (.045)
                                        ------    -----   -----     -----   -----     -----    -----    -----    -----    -------
    Net asset value,
      end of year                       $1.00     $1.00    $1.00    $1.00   $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
                                        ======    =====   =====     =====   =====     =====    =====    =====    =====    =======
TOTAL INVESTMENT RETURN                  5.87%     6.80%    8.71%    7.61%   5.65%     3.45%    2.48%    3.31%    5.18%    4.60%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
      net assets.                         .65%      .72%     .70%     .70%    .69%      .72%     .80%     .88%     .83%     .90%
    Ratio of net investment
      income  to average
      net assets.                        5.71%     6.56%    8.35%    7.35%   5.51%     3.39%    2.46%    3.24%    5.07%    4.50%
Net Assets, end of year
    (000's omitted)                   $791,651 $658,201  $651,700  $724,202 $706,544 $657,561 $520,708 $465,956 $431,444 $441,769

                 Page 4

                                 YIELD INFORMATION
        From time to time, the Series advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Series refers to the income generated by an investment in the Series over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Series is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Series' yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Yield information is useful in reviewing the Series' performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.


        Comparative performance information may be used from time to time in advertising or marketing shares of the Series, including data from Lipper Analytical Services, Inc., IBC's Money Fund Reporttrademark, Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Morningstar, Inc. and other industry publications.



                        DESCRIPTION OF THE FUND AND SERIES


INVESTMENT OBJECTIVE


        The Series' investment objective is to provide you with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Series' outstanding voting shares. There can be no assurance that the Series' investment objective will be achieved. Securities in which the Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.


MANAGEMENT POLICIES
        The Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government (whether or not subject to repurchase agreements). See "Appendix_Certain Portfolio Securities." In addition, the Series is permitted to lend portfolio securities. See "Appendix--Investment Techniques."


        The Series seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Series uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which Rule includes various maturity, quality and diversification requirements, certain of which are summarized as follows. In accordance with Rule 2a-7, the Series is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 13 months or less and invest only in U.S. dollar denominated securities. For further information regarding the amortized cost method, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Series will be able to maintain a stable net asset value of $1.00 per share.


INVESTMENT CONSIDERATIONS AND RISKS
        The Series attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Series since it usually does not pay brokerage commissions when it purchases short-term debt obligations. The value of
                   Page 5
the portfolio securities held by the Series will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.
                          MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of March 31, 1997, The Dreyfus Corporation managed or administered approximately $82 billion in assets for approximately 1.7 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the authority of the Fund's Board in accordance with Maryland law.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $233 billion in assets as of December 31, 1996, including approximately $86 billion in proprietary mutual fund assets. As of December 31, 1996, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $1.046 trillion in assets, including approximately $57 billion in mutual fund assets.



        For the year ended December 31, 1996, the Fund paid The Dreyfus Corporation a monthly management fee at the annual rate of .50 of 1% of the value of the Series' average daily net assets. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Series, which would have the effect of lowering the expense ratio of the Series and increasing yield to investors. The Series will not pay The Dreyfus Corporation at a later time for amounts it may waive, nor will the Series reimburse The Dreyfus Corporation for any amounts it may assume.


        In allocating brokerage transactions, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds managed, advised or administered by The Dreyfus Corporation as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Series. The Fund's distributor may use part or all of such payments to pay securities dealers, banks or other financial institutions in respect of these services.


DISTRIBUTOR -- The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN -- Dreyfus Transfer, Inc., a wholly-owned subsidiary of The Dreyfus Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Bank of New York,
                   Page 6
 90 Washington Street, New York, New York 10286, is the Fund's Custodian. First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, is the Fund's Sub-custodian.
                               HOW TO BUY SHARES


        Shares of the Series are sold without a sales charge. You may be charged a fee if you effect transactions in shares of the Series through a securities dealer, bank or other financial institution. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.


        The minimum initial investment in the Series is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a Fund advised by The Dreyfus Corporation, including members of the Fund's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment in the Series is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.
The Fund reserves the right to offer shares of the Series without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Shares of the Series also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset BuilderRegistration Mark,
Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.
You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


        You may purchase shares of the Series by check or wire, or through the Dreyfus TeleTransfer Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating the name of the series being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made either to The Bank of New York or to First Interstate Bank of California if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be
                  Page 7
transmitted by wire to The Bank of New York, DDA #8900051728/Dreyfus Money Market Instruments, Inc./Government Securities Series, for purchase of shares of the Series in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of shares of the Series is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemption will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if the check used for investment in your account does not clear. Information about transmitting payments by wire to First Interstate Bank of California may be obtained by calling 1-800-242-8671; in New York City, call 1-718-895-1396. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        Shares of the Series are sold on a continuous basis at the net asset value per share next determined after an order and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other agent or entity subject to the direction of such agents in written or telegraphic form, or by First Interstate Bank of California in telegraphic form. If you do not remit Federal Funds, your payment must be converted into Federal
Funds. This usually occurs within one day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.
        The Series' net asset value per share is determined twice each business day: at 12:00 Noon, New York time/9:00 a.m., California time, and as of the close of trading on the floor of the New York Stock Exchange
(currently 4:00 p.m., New York time/1:00 p.m., California time), on each day the New York Stock Exchange is open for business. Net asset value per share is computed by dividing the value of the net assets of the Series (i.e., the value of its assets less liabilities) by the total number of shares of the Series outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.
        If your payments are received in or converted into Federal Funds by 12:00 Noon, New York time, by the Transfer Agent, or received in Federal
Funds by 12:00 Noon, California time, by First Interstate Bank of California, you will receive the dividend declared on that day. If your payments are received in or converted into Federal Funds after 12:00 Noon, New York time, by the Transfer Agent, or received in Federal Funds after 12:00 Noon, California time, by First Interstate Bank of California, your shares will begin to accrue dividends on the following business day.
        Qualified institutions may telephone orders for purchase of the shares of the Series by telephoning the Distributor or its designee toll free at 1-800-242-8671; in New York City, call 1-718-895-1396; on Long Island, call 794-5452. A telephone order placed with the Distributor or its designee in New York will become effective at the price determined at 12:00 Noon, New York time, and the shares purchased will receive the dividend on the shares of the Series declared on that day if such order is placed by 12:00 Noon, New York time, and Federal Funds are received by the Transfer Agent by 4:00 p.m., New York time. A telephone order placed with the Distributor or its designee in California will become effective at
                   Page 8
the price determined at 1:00 p.m., California time, and the shares purchased will receive the dividend on the shares of the Series declared on that day if such order is placed by 12:00 Noon, California time, and Federal Funds are received by First Interstate Bank of California by 4:00 p.m., California time.
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Series' shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The
Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service ("IRS").
DREYFUS TELETRANSFER PRIVILEGE _You may purchase shares of the Series
(minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer
Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TeleTransfer purchase of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.


PROCEDURES FOR MULTIPLE ACCOUNTS -- Special procedures have been designed for banks and other institutions that wish to open multiple accounts. The institution may open a single master account by filing one application with the Transfer Agent, and may open individual sub-accounts at the same time or at some later date. For further information, please refer to the Statement of Additional Information.
                          SHAREHOLDER SERVICES
Fund Exchanges -- You may purchase, in exchange for shares of the Series, shares of the Fund's other series or shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, shares being exchanged must have a value of at least the minimum initial investment required for the fund or series into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. The Telephone Exchange Privilege
                        Page 9
may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-645-6561, or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Dreyfus TouchRegistration Mark automated telephone system) by calling 1-800-645-6561. If you are calling from overseas, call 516-794-5452. See "How to Redeem Shares_Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.



        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders. See "Dividends, Distributions and Taxes."


DREYFUS AUTO-EXCHANGE PRIVILEGE -- Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Series, in shares of the Fund's other series or certain other funds in the Dreyfus Family of Funds of which you are a shareholder. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. See "Dividends, Distributions and Taxes."


DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark -- Dreyfus-Automatic Asset Builder permits you to purchase shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling
1-800-645-6561. You may cancel your participation in this Privilege or change the amount of your pur-
                 Page 10
chase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for
Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. The notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE -- Dreyfus Government Direct Deposit Privilege enables you to purchase shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.
DREYFUS PAYROLL SAVINGS PLAN -- Dreyfus Payroll Savings Plan permits you to purchase shares of the Series (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing
Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561.
You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares of the Series held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.
DREYFUS STEP PROGRAM -- Dreyfus Step Program enables you to purchase shares of the Series without regard to the Series' minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.
You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-AUTOMATIC Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase shares of the Series through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."
DREYFUS DIVIDEND OPTIONS -- Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Series in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share price s which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be sub-
              Page 11
ject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Series to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply to Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares of the Series held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep. QUARTERLY DISTRIBUTION PLAN -- The Quarterly Distribution Plan permits you to receive quarterly payments from the Fund consisting of proceeds from the redemption of shares purchased for your account through the automatic reinvestment of dividends declared on your account during the preceding calendar quarter.
        You may open a Quarterly Distribution Plan by submitting a request to the Transfer Agent. The Quarterly Distribution Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares of the Series for which certificates have been issued must be presented before redemption under the Quarterly Distribution Plan.
AUTOMATIC WITHDRAWAL PLAN -- The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares of the Series for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
RETIREMENT PLANS -- The Series offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.
                            HOW TO REDEEM SHARES
GENERAL
          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent, as described below.
When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.


        The Fund imposes no charges when shares are redeemed. Securities dealers, banks and other financial institutions may charge their clients a fee for effecting redemptions of Series shares. Any certificates representing Series shares being redeemed must be submitted with the redemption request. If you own shares in both series of the Fund, any redemption request must clearly state from which series you wish to redeem the shares. The value of the shares redeemed may be more or less than their original cost, depending upon the Series' then-current net asset value.


        If a request for redemption is received in proper form by the Transfer Agent by 12:00 Noon, New York time, or by the Los Angeles office of the Distributor or its designee by 12:00 Noon, California time,
                Page 12
the proceeds of the redemption, if transfer by wire is requested, will be transmitted in Federal Funds ordinarily on the same day and the shares will not receive the dividend declared on that day. If the request is received later that day by the Transfer Agent or the Los Angeles office of the Distributor or its designee, the shares will receive the dividend declared on that day, and the proceeds of redemption, if wire transfer is requested, will be transmitted in Federal Funds ordinarily on the next business day.


        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent or the Distributor or its designee, as the case may be, of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED SHARES OF THE SERIES BY CHECK, BY DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDERRegistration Mark AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, YOUR REDEMPTION WILL BE EFFECTIVE AND THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Shares of the Series will not be redeemed until the Transfer Agent has received your Account Application.


        The Fund reserves the right to redeem your account in either series at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period. PROCEDURES


          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TELETRANSFER Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares of the Series held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Redemption, Wire Redemption, Telephone Redemption or Dreyfus TELETRANSFER Privilege.


        You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephonic (including over The Dreyfus TouchRegistration Mark automated telephone system) instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Transfer Agent or the Fund may
                  Page 13
be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following instructions reasonably believed to be genuine.


        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Series shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
REGULAR REDEMPTION _ Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as those participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
CHECK REDEMPTION PRIVILEGE _ You may write Redemption Checks drawn on your Fund account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. The Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor a Redemption Check because of insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Check. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. If you hold shares in a Dreyfus-sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you by The Dreyfus Trust Company.
WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $1,000 ) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire.
TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                Page 14
DREYFUS TELETRANSFER PRIVILEGE _ You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account not more than $250,000 within any 30-day period.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of shares by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.
                        SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Series' average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares dividends from the Series' net investment income on each day the New York Stock Exchange is open for business. The Series' earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last business day of each month, and are automatically reinvested in additional shares of the Series at net asset value or, at your option, paid in cash. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled are paid to you along with the proceeds of the redemption. If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying account-holder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive distributions in cash or to reinvest in additional shares of the Series at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from any net realized short-term securities gains of the Series and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Series will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares of the Series. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Series will be taxable as long-term capital gains, regardless of how long shareholders have held their Series shares and whether such distributions are received in cash or reinvested in additional Series shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to certain state and local taxes.
                  Page 15
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Series to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Series to a foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.




        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to income dividends and distributions from securities gains, if any, paid during the year. Dividends and distributions attributable to interest from direct obligations of the United States and paid by the Series to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Series may invest may be subject to state tax. The Fund intends to provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the Series that is attributable to interest income from direct obligations of the United States.


        The exchange of shares of one fund or series for shares of another fund or series is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.


        Federal regulations generally require the Series to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Series to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.


        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.


        Management believes that the Series has qualified for the fiscal year ended December 31, 1996 as a "regulated investment company" under the Code. The Series intends to continue to so qualify, if such qualification is in the best interests of its shareholders. Such qualification relieves the Series of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Series is subject to a nondeductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains, if any.


        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
                            GENERAL INFORMATION
        The Fund was incorporated under Maryland law on December 30, 1974 and began offering shares of the Money Market Series on April 28, 1975. On April 23, 1979, shareholders of the Fund authorized the issuance and sale of shares of the Series. The Fund is authorized to issue 15 billion shares of Common Stock (10 billion in the Series and 5 billion in the Money Market Series), par value $.01 per share. Each share has one vote.
        The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the1940 Act and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. For certain matters Fund shareholders vote together as a group; as to others they vote separately by series.
               Page 16
        To date, two series of shares have been authorized. All consideration received by the Fund for shares of one of the series and all assets in which such consideration is invested, belong to that series (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office and the holders of at least 25% of such shares may require the Fund to hold a special meeting of shareholders for any other purpose. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of your account.
        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.
               Page 17
                                APPENDIX
INVESTMENT TECHNIQUES
LENDING PORTFOLIO SECURITIES -- The Series may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Series continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Series an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 20% of the value of the Series' total assets, and the Series will receive collateral consisting of cash or U.S. Treasury securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Series might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


BORROWING -- The Series may borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Series' total assets, the Series will not make any additional investments.


CERTAIN PORTFOLIO SECURITIES
U.S. TREASURY SECURITIES -- Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. The Series may invest in Treasury Bills, Treasury Notes and
Treasury Bonds.
REPURCHASE AGREEMENTS -- In a repurchase agreement, a Series buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Series' ability to dispose of the underlying securities. The Series may enter into repurchase agreements with certain banks or non-bank dealers.
ILLIQUID SECURITIES -- The Series may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Series' investment objective. Such securities may include repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Series is subject to a risk that should the Series desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Series' net assets could be adversely affected.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
               Page 18

                      [This Page Intentionally Left Blank]
               Page 19

Government
Securities Series
Dreyfus Money Market Instruments, Inc.
Prospectus

      Registration Mark

Copy Rights 1997 Dreyfus Service Corporation
                                          008p050197
               Page 20

_____________________________________________________________________________



             DREYFUS MONEY MARKET INSTRUMENTS, INC.
                             PART B
             (STATEMENT OF ADDITIONAL INFORMATION)
                          MAY 1, 1997


_____________________________________________________________________________



     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Money Market Instruments, Inc. (the "Fund"), dated May 1, 1997, or, depending on your investment, the current Prospectus of the Government Securities Series of the Fund, dated May 1, 1997, as each may be revised from time to time. To obtain a copy of either Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:


          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.


                       TABLE OF CONTENTS
                                                            Page


Investment Objective and Management Policies................B-2
Management of the Fund......................................B-6
Management Agreement........................................B-11
Purchase of Shares..........................................B-13
Shareholder Services Plan...................................B-14
Redemption of Shares........................................B-15
Shareholder Services........................................B-17
Portfolio Transactions......................................B-20
Determination of Net Asset Value............................B-21
Dividends, Distributions and Taxes..........................B-22
Yield Information...........................................B-22
Information About the Fund..................................B-22
Transfer and Dividend Disbursing Agent, Custodian,
     Counsel and Independent Auditors.......................B-23
Appendix....................................................B-24
Financial Statements........................................B-27
Report of Independent Auditors..............................B-37


          INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Description of the Fund" and "Appendix" or the sections in the Government Securities Series' Prospectus entitled "Description of the Fund and Series" and "Appendix ."

Portfolio Securities




     Bank Obligations. (Money Market Series only.) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Money Market Series are insured by the FDIC (although such insurance may not be of material benefit to the Money Market Series, depending upon the principal amount of the CDs of each bank held by the Money Market Series) and are subject to Federal examination and to a substantial body of Federal law and regulation.

     As a result of Federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branches or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements as apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of these foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State Branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or foreign branches of domestic banks or by foreign branches or domestic branches of foreign banks, the Manager carefully evaluates such investments on a case-by-case basis.

     Foreign Government Obligations. (Money Market Series only.) The Money Market Series may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Manager to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the series under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the series which enters into them. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the series will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the series may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

     Illiquid Securities. Where a substantial market of qualified institutional buyers develops for certain restricted securities purchased by the series pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Fund's Board. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Fund's Board has directed the Manager to monitor carefully the series' investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a series' investing in such securities may have the effect of increasing the level of illiquidity in the series' portfolio during such period.

Management Policies

     Lending Portfolio Securities. (Government Securities Series only). In connection with its securities lending transactions, the Government Securities Series may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the series must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the series must be able to terminate the loan at any time; (4) the series must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the series may pay only reasonable custodian fees in connection with the loan.

     Forward Commitments. (Money Market Series only.) Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Money Market Series to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Money Market Series is fully or almost fully invested may result in greater potential fluctuation in the value of the Money Market Series net assets and its net asset value per share.

Investment Restrictions

     The Fund has adopted investment restrictions numbered 1 through 10, with respect to each series, and investment restrictions numbered 12 and 13, with respect to the Money Market Series only, as fundamental policies, which cannot be changed, as to a series, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding voting shares of such series. Investment restriction number 11 is not a fundamental policy and may be changed, as to a series, by vote of a majority of the Fund's Board members at any time. Neither series may:

     1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

     2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of a series' total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the series' total assets, the series will not make any additional investments.

     3. Pledge, hypothecate, mortgage or otherwise encumber its assets except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

     4.   Sell securities short or purchase securities on margin.

     5.   Write or purchase put or call options.

     6.   Underwrite the securities of other issuers.

     7. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests.

     8. Make loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in each Prospectus and in this Statement of Additional Information. However, the Government Securities Series may lend securities to brokers, dealers and other institutional investors, but only when the borrower deposits collateral consisting of cash or U.S. Treasury securities with the Government Securities Series and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities loaned. Such loans will not be made if, as a result, the aggregate value of the securities loaned exceeds 20% of the value of the Government Securities Series' total assets.

     9.   Invest in companies for the purpose of exercising control.

     10. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the series' net assets would be so invested.

     The following investment restrictions numbered 12 and 13, which are fundamental polices, apply only to the Money Market Series. The Money Market Series may not:

     12. Invest more than 15% of its assets in the obligations of any one bank, or invest more than 5% of its assets in the commercial paper of any one issuer. Notwithstanding the foregoing, to the extent required by the rules of the Securities and Exchange Commission, the Money Market Series will not invest more than 5% of its assets in the obligations of any one bank.

     13. Invest less than 25% of its assets in obligations issued by banks or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Notwithstanding the foregoing, if at some future date available yields on bank securities are significantly lower than yields on other securities in which the Money Market Series may invest, the Money Market Series may invest less than 25% of its assets in bank obligations.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of a series and its shareholders, the Fund reserves the right to revoke the commitment by terminating the sale of such series' shares in the state involved.


                     MANAGEMENT OF THE FUND

     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Fund


JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He is also Chairman of the Board of Directors of the Noel Group, Inc., a venture capital company; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads and buttons, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. For more than five years prior to January 1995, he was President and a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. Mr. DiMartino is 53 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Board Member. Trustee of Corporate Property Investors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group, and of the Jeffrey Company, a private investment company. From July 1961 to his retirement in April 1997, he was employed by AT&T Investment Management Corporation, most recently serving as Chairman and Chief Executive Officer. Mr. Feldman is 57 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.


JOHN M. FRASER, JR., Board Member. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. Mr. Fraser is 75 years old and his address is 133 East 64th Street, New York, New York 10021.


ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for Business and
     Government at the John F. Kennedy School of Government, Harvard University since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is also a director of Mid Ocean Reinsurance Co., Ltd., Cooke & Bieler, investment counselors, NASD Regulation, Inc. and the Federal Reserve Bank of Boston. Mr. Glauber is 58 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.


JAMES F. HENRY, Board Member.  President of the CPR Institute for Dispute
     Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of that firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization from September 1971 to December 1976. Mr. Henry is 66 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.


ROSALIND GERSTEN JACOBS, Board Member.  Director of Merchandise and
     Marketing, Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 71 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.


IRVING KRISTOL, Board Member.  John M. Olin Distinguished Fellow of the
     American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University; from 1975 to 1990, he was a director of Lincoln National Corporation, an insurance company; and from 1977 to 1990, he was a director of Warner-Lambert Company, a pharmaceutical and consumer products company. Mr. Kristol is 77 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.


DR. PAUL A. MARKS, Board Member.  President and Chief Executive Officer of
     Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and director of the Cancer Center at Columbia University from 1973 to 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He is also a director of Pfizer, Inc., a pharmaceutical company, Life Technologies, Inc., a life science company providing products for cell and molecular biology and microbiology, and Tulerik, Inc., a biotechnology company, and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. Dr. Marks is 70 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.


DR. MARTIN PERETZ, Board Member. Editor-in-Chief of The New Republic magazine and a lecturer in Social Studies at Harvard University where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School and the Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education; and a director of Leukosite Inc., a biopharmaceutical company. From 1988 to 1989, he was a director of Bank Leumi Trust Company of New York; and from 1988 to 1991, he was a director of Carmel Container Corporation. Dr. Peretz is 57 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.


BERT W. WASSERMAN, Board Member.  Financial Consultant.  From January 1990 to
     March 1995, Executive Vice President and Chief Financial Officer, and from January 1990 to March 1993 a director, of Time Warner Inc.; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications Inc. He is also a director of The New Germany Fund, Mountasia Entertainment International, Inc., the Lillian Vernon Corporation, Winstar Communications, Inc. and International Telecommunications Corp. Mr. Wasserman is 64 years old and his address is 126 East 57th Street, Suite 12 North, New York, New York 10022-3613.


     For as long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1996, were as follows:



                                                         Total
                                                         Compensation from
                               Aggregate                 Fund and Fund
    Name of Board             Compensation from          Complex Paid to
       Member                  Fund*                     Board Members
--------------------         ----------------------    ---------------------

Joseph S. DiMartino                $8,750                   $517,075 (93)

David P. Feldman                   $7,000                   $122,257 (37)

John M. Fraser, Jr.                $7,000                   $ 73,563 (14)

Robert R. Glauber                  $7,000                   $103,549 (20)

James F. Henry                     $7,000                   $ 59,973 (10)

Rosalind Gersten Jacobs            $6,500                   $ 93,900 (20)

Irving Kristol                     $7,000                   $ 59,973 (10)

Dr. Paul A. Marks                  $6,500                   $ 55,223 (10)

Dr. Martin Peretz                  $7,000                   $ 59,973 (10)

Bert W. Wasserman                  $7,000                   $ 59,973 (10)
_______________________
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,212 for all Board members as a group.


Officers of the Fund


MARIE E. CONNOLLY, President and Treasurer.  President, Chief Executive
     Officer and director of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. She is 39 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President,
     General Counsel and Secretary of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. He is 32 years old.


DOUGLAS C. CONROY, Vice President and Assistant Secretary.  Supervisor of
     Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. From December 1991 to March 1993, he was employed as a Fund Accountant at The Boston Company, Inc. He is 28 years old.


MARK A. KARPE, Vice President and Assistant Secretary. Senior Paralegal of the Distributor and an officer of other investment companies advised or administered by the Manager. Prior to August 1993, he was employed as an Associate Examiner at the National Association of Securities Dealers, Inc. He is 28 years old.


ELIZABETH A. KEELEY, Vice President and Assistant Secretary.  Assistant Vice
     President of the Distributor since September 1995 and an officer of other investment companies advised or administered by the Manager. She is 27 years old.


RICHARD INGRAM, Vice President and Assistant Treasurer.  Senior Vice
     President and Director of Client Services and Treasury Operations of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From March 1994 to November 1995, he was Vice President and Division Manager for First Data Investor Services Group. From 1989 to 1995, he was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc.
     He is 41 years old.


MARY A. NELSON, Vice President and Assistant Treasurer. Vice President and
     Manager of Treasury Services and Administration of Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 33 years old.


MICHAEL S. PETRUCELLI, Vice President and Assistant Treasurer.  Director of
     Strategic Client Initiatives for Funds Distributor, Inc. and an officer of other investment companies advised or administered by the Manager. From December 1989 through November 1996, he was employed with GE Investments where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as Director of GE Investment Services. He is 35 years old.


JOSEPH F. TOWER, III, Vice President and Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 34 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


     The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on April 15, 1997.



     The following are known by the Fund to own of record 5% or more of the outstanding voting securities of the Money Market Series as of April 15, 1997: Landau Family Foundation, Chicago, Illinois - 6.03%.



                      MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Management of the Fund."


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund. As to each series, the Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such series, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. Shareholders of each series approved the Agreement on August 2, 1994. The Fund's Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, last approved the Agreement at a meeting held on September 9, 1996. As to each series, the Agreement is terminable without penalty on 60 days' notice, by the Fund's Board or by vote of a majority of the outstanding voting securities of such series or, on 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant series, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: W. Keith Smith, Chairman of the Board; Christopher M. Condron, President, Chief Executive Officer, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman--Distribution and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-- Corporate Communications; Mary Beth Leibig, Vice President--Human Resources; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Systems; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt and Frank V. Cahouet, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Board. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. The Fund's portfolio managers are Bernard
W. Kiernan, Jr., Patricia A. Larkin and Thomas Riordan. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager. All purchases and sales of securities for each series are reported for the Board's review at the meeting subsequent to such transactions.


     The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. The Manager may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees, or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of registrars and custodians, transfer and dividend disbursing agents' fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, all costs of insurance obtained other than under a blanket policy covering one or more other investment companies managed by the Manager, costs attributable to investor services (including, allocable telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders and any extraordinary expenses. Expenses attributable to a particular series are charged against the assets of that series; other expenses of the Fund are allocated between the series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each series.


     As compensation for the Manager's services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .50 of 1% of the value of each series' average daily net assets. All expenses are accrued daily and deducted before declaration of dividends to investors. The management fees paid by the Money Market Series to the Manager for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $897,079, $772,469 and $688,144, respectively. The management fees paid by the Government Securities Series to the Manager for the fiscal years ended December 31, 1994, 1995 and 1996 amounted to $2,445,817, $2,294,425 and $2,192,157, respectively.


     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, excluding taxes, brokerage commissions, interest and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed 1% of the average value of the net assets of either series for the fiscal year, the Fund may deduct from the management fees charged to the series, or the Manager will bear, such excess amount.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of a series' net assets increases.


                       PURCHASE OF SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."


     The Distributor. The Distributor serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


     Using Federal Funds. Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), or the Fund may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with a sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

     Procedures for Multiple Accounts. The Transfer Agent will provide each institution with a written confirmation for each transaction in a sub-account. Duplicate confirmations may be transmitted to the beneficial owner of the sub-account at no additional charge. Upon receipt of funds for investments by interbank wire, the Transfer Agent or First Interstate Bank of California will promptly confirm the receipt of the investment by telephone or return wire to the transmitting bank, if the investor so requests.

     The Transfer Agent also will provide each institution with a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

     Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order.
Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."


     Transactions Through Securities Dealers. Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services. Some dealers will place the Fund's shares in an account with their firm. Dealers also may require the following: that the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer's name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.


     There is no sales or service charge by the Fund or the Distributor although investment dealers, banks and other financial institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund. The Fund has been given to understand that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment. Any such fees will be deducted monthly from the investor's account, which on smaller accounts could constitute a substantial portion of distributions. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described herein.

     Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                   SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services relating to the maintenance of shareholder accounts.


     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan was last so approved on September 9, 1996. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.



     The fees paid by the Money Market Series and the Government Securities Series pursuant to the Plan for the fiscal year ended December 31, 1996 amounted to $253,686 and $1,096,079, respectively.



                      REDEMPTION OF SHARES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Redeem Shares."


     Check Redemption Privilege. An investor may indicate on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the investor's Fund account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application, Shareholder Services Form or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Shareholders generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


     If the amount of the Check is greater than the value of the shares in the investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account.


     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the redemption request is received by the Transfer Agent in proper form prior to 12:00 Noon, New York time, on such day; otherwise, the Fund will initiate payment on the next business day. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                        Transfer Agent's
          Transmittal Code                   Answer Back Sign

              144295                         144295 TSSG PREP


     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

     Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing House (ACH) system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

     Stock Certificates; Signatures. Any certificate representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.


     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the relevant series' net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities (which may be non marketable securities) or other assets of the relevant series in case of an emergency or any time a cash distribution would impair the liquidity of such series to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the series' portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.


     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any periods when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                      SHAREHOLDER SERVICES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Shareholder Services."

     Fund Exchanges. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touchr automated telephone system) from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchanges.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

     Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds. This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value set forth above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


     Shareholder Services Forms and prospectuses of the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.


     Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest automatically their dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.


     Corporate Pension/Profit-Sharing and Personal Retirement Plans. The Government Securities Series of the Fund makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Government Securities Series of the Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; or for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

     Investors who wish to purchase shares of the Government Securities Series in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Payroll Deduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $2,500, with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750, with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.


                     PORTFOLIO TRANSACTIONS

     Portfolio securities ordinarily are purchased from the issuer or from an underwriter or a market maker for the securities. Usually no brokerage commissions are paid by the Fund for such purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for the securities may include the spread between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services should not reduce the overall expenses of its research department.

                      DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "How to Buy Shares."

     Amortized Cost Pricing. The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.


     The Fund's Board has established, as a particular responsibility within the overall duty of care owed to the Fund's investors, procedures reasonably designed to stabilize the Fund's price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board, at such intervals as it may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets will be valued at fair value as determined in good faith by the Board.


     The extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Fund's Board. If such deviation exceeds 1/2 of 1%, the Board will consider promptly what action, if any, will be initiated. In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

     New York Stock Exchange and Transfer Agent Closings. The holidays (as observed) on which the New York Stock Exchange and the Transfer Agent are closed currently are: New Year's Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the New York Stock Exchange is closed on Good Friday.


               DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in Fund's Prospectus entitled "Dividends, Distributions and Taxes.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


                       YIELD INFORMATION

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Yield Information."


     For the seven-day period ended December 31, 1996, the Money Market Series' yield was 4.58% and its effective yield was 4.68%. For the seven-day period ended December 31, 1996, the Government Securities Series' yield was 4.59% and its effective yield was 4.69%. Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


     Yields will fluctuate and are not necessarily representative of future results. Investors should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset Value" for a discussion of the manner in which the Fund's price per share is determined.



                   INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "General Information."

     Each share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no pre-emptive, subscription, or conversion rights and are freely transferable.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.


     The Fund sends annual and semi-annual financial statements to all its shareholders.


      TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN,
                COUNSEL AND INDEPENDENT AUDITORS


     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. For the fiscal year ended December 31, 1996, the Fund paid the Transfer Agent $377,926.



     The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's custodian. First Interstate Bank of California, 707 Wilshire Boulevard, Los Angeles, California 90017, is the Fund's sub-custodian.


     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.


     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.

                            APPENDIX


     Description of the two highest commercial paper, bond and other short- and long-term rating categories assigned by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff"), IBCA Limited and IBCA, Inc. ("IBCA") and Thomson BankWatch, Inc. ("BankWatch"):


Commercial Paper and Short-Term Ratings

     The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation.

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     The rating Fitch-1 (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

     The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

     The designation A1 by IBCA indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment. Obligations rated A2 are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     The rating TBW-1 is the highest short-term obligation rating assigned by BankWatch. Obligations rated TBW-1 are regarded as having the strongest capacity for timely repayment. Obligations rated TBW-2 are supported by a strong capacity for timely repayment, although the degree of safety is not as high as for issues rated TBW-1.

Bond and Long-Term Ratings

     Bonds rated AAA are considered by S&P to be the highest grade obligations and possess an extremely strong capacity to pay principal and interest. Bonds rated AA by S&P are judged by S&P to have a very strong capacity to pay principal and interest, and in the majority of instances, differ only in small degree from issues rated AAA. The rating AA may be modified by the addition of a plus or minus sign to show relative standing within the rating category.

     Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all
standards.   Together with the Aaa group, they comprise what are generally known as high-grade bonds. Bonds rated Aa are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger. Moody's applies the numerical modifiers 1, 2 and 3 in the Aa rating category. The modifier 1 indicates a ranking for the security in the higher end of this rating category, the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of the rating category.

     Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable and suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

     Bonds rated AAA by Duff are considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than U.S. Treasury debt. Bonds rated AA are considered to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.

     Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations rated AA by IBCA have a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     IBCA also assigns a rating to certain international and U.S. banks. An IBCA bank rating represents IBCA's current assessment of the strength of the bank and whether such bank would receive support should it experience
difficulties.   In its assessment of a bank, IBCA uses a dual rating system comprised of Legal Ratings and Individual Ratings. In addition, IBCA assigns banks long- and short-term ratings as used in the corporate ratings discussed above. Legal Ratings, which range in gradations from 1 through 5, address the question of whether the bank would receive support provided by central banks or shareholders if it experienced difficulties, and such ratings are considered by IBCA to be a prime factor in its assessment of credit risk. Individual Ratings, which range in gradations from A through E, represent IBCA's assessment of a bank's economic merits and address the question of how the bank would be viewed if it were entirely independent and could not rely on support from state authorities or its owners.

     In addition to ratings of short-term obligations, BankWatch assigns a rating to each issuer it rates, in gradations of A through E. BankWatch examines all segments of the organization including, were applicable, the holding company, member banks or associations, and other subsidiaries. In those instances where financial disclosure is incomplete or untimely, a qualified rating (QR) is assigned to the institution. BankWatch also assigns, in the case of foreign banks, a country rating which represents an assessment of the overall political and economic stability of the country in which the bank is domiciled.

Dreyfus Money Market Instruments, Inc., Money Market Series
-----------------------------------------------------------------------------
Statement of Investments                                                                 December 31, 1996

                                                                                  Principal
Negotiable Bank Certificates of Deposit--34.0%                                      Amount              Value

-----------------------------------------------------------------------------   ------------        -----------
Bank of Tokyo-Mitsubishi (Yankee)
   5.88%, 3/26/97............................................................    $ 6,000,000        $ 6,000,000
Bayerische Vereinsbank AG (Yankee)
   5.20%, 2/24/97............................................................      7,000,000          7,000,000
Fuji Bank Ltd. (Yankee)
   5.52%, 1/10/97............................................................      4,000,000          4,000,000
Industrial Bank of Japan Ltd. (Yankee)
   5.70%, 1/6/97.............................................................      2,000,000          2,000,000
Providian National Bank
   5.56%, 6/16/97............................................................      6,000,000          6,000,000
Sanwa Bank Ltd. (Yankee)
   5.65%-5.75%, 1/6/97-3/19/97...............................................      6,000,000          6,000,109
Societe Generale (Yankee)
   5.34%, 3/24/97............................................................      7,000,000          7,000,000
Sumitomo Bank Ltd. (Yankee)
   5.60%, 4/22/97............................................................      6,000,000          6,000,000
                                                                                                  -------------
TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT
   (cost $44,000,109)........................................................                      $ 44,000,109
                                                                                                  =============

Commercial Paper--16.8%
-----------------------------------------------------------------------------


Merrill Lynch & Co. Inc.
   5.48%, 6/30/97............................................................    $ 5,000,000        $ 4,867,500
Paine Webber Group Inc.
   5.50%, 6/10/97............................................................      6,000,000          5,857,333
Salomon Inc.
   5.80%, 2/3/97.............................................................      5,000,000          4,974,150
Sears Roebuck Acceptance Corp.
   5.76%, 1/28/97............................................................      6,000,000          5,974,800
                                                                                                  -------------
TOTAL COMMERCIAL PAPER
   (cost $21,673,783)........................................................                      $ 21,673,783
                                                                                                  =============



Bank Notes--3.9%
------------------------------------------------------------------------------


First National Bank of Boston
   5.69%, 2/10/97
   (cost $5,000,000).........................................................    $ 5,000,000        $ 5,000,000
                                                                                                  =============

Corporate Notes--10.8%
-----------------------------------------------------------------------------


Bear Stearns Companies Inc.
   5.38%, 2/18/97 (a)........................................................   $  7,000,000        $ 7,000,000
Lehman Brothers Holdings Inc.
   5.43%, 5/15/97 (a)........................................................      6,000,000          6,025,675

Dreyfus Money Market Instruments, Inc., Money Market Series
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                       December 31, 1996

                                                                                  Principal
Corporate Notes (continued)                                                         Amount              Value

-----------------------------------------------------------------------------   ------------        -----------
PNC Bank N.A.
   5.61%, 5/15/97 (a)........................................................    $ 1,000,000         $  999,639
                                                                                                  -------------
TOTAL CORPORATE NOTES
   (cost $14,025,314)........................................................                      $ 14,025,314
                                                                                                  =============

U.S. Government Agencies--30.9%
-----------------------------------------------------------------------------

Federal Farm Credit Bank
   Floating Rate Notes
   5.33%-5.48%, 7/25/97-10/23/98 (a).........................................    $15,000,000       $ 14,992,917
Federal National Mortgage Association
   Floating Rate Notes
   5.36%-5.46%, 6/20/97-11/21/97 (a).........................................     25,000,000         24,996,984
                                                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost $39,989,901)........................................................                      $ 39,989,901
                                                                                                  =============

Time Deposits--2.3%
-----------------------------------------------------------------------------

Berliner Handels-und Frankfurter Bank (Grand Cayman)
   6.88%, 1/2/97
   (cost $2,954,000).........................................................    $ 2,954,000        $ 2,954,000
                                                                                                  =============

TOTAL INVESTMENTS
    (cost $127,643,107)...............................................  98.7%                      $127,643,107
                                                                      =======                     =============
CASH AND RECEIVABLES (NET)............................................   1.3%                      $  1,700,914
                                                                      =======                     =============
NET ASSETS............................................................ 100.0%                      $129,344,021
                                                                      =======                     =============


Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Variable interest rates--subject to periodic change.

                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc., Government Securities Series
-----------------------------------------------------------------------------
Statement of Investments                                                                     December 31, 1996

                                                                      Annualized
                                                                       Yield on
                                                                        Date of    Principal
U.S. Treasury Bills--24.4%                                             Purchase     Amount            Value
------------------------------------------------------------------    --------- -------------      -------------
   2/6/97.........................................................       4.88%   $ 10,000,000       $ 9,953,400
   2/20/97........................................................       5.23       5,000,000         4,964,584
   3/6/97.........................................................       5.33      20,000,000        19,820,178
   4/3/97.........................................................       5.64      15,000,000        14,795,300
   5/1/97.........................................................       5.58      25,000,000        24,560,000
   7/24/97........................................................       5.59      20,000,000        19,399,333
   8/21/97........................................................       5.73      15,000,000        14,475,583
                                                                                                  -------------
TOTAL U.S. TREASURY BILLS
   (cost $107,968,378)............................................                                 $107,968,378
                                                                                                  =============

U.S. Treasury Notes--30.0%
------------------------------------------------------------------
   6.875%, 2/28/97................................................       5.32%   $ 40,000,000     $  40,094,217
   6.625%, 3/31/97................................................       5.57      20,000,000        20,040,518
   6.50%, 4/30/97 ................................................       5.21      25,000,000        25,097,582
   5.875%, 7/31/97................................................       5.20      25,000,000        25,060,985
   6%, 8/31/97 ...................................................       5.55      22,000,000        22,052,422
                                                                                                  -------------
TOTAL U.S. TREASURY NOTES
   (cost $132,345,724)............................................                                 $132,345,724
                                                                                                  =============

Repurchase Agreements--42.2%
------------------------------------------------------------------
Lanston (Aubrey G.) & Co., Inc.
   dated 12/31/96, due 1/2/97 in the amount of $7,002,644
   (fully collateralized by $7,011,000 U.S. Treasury
   Notes 6.75%, due 5/31/97, value $7,079,786)....................           6.80%$  7,000,000    $   7,000,000
Bear Stearns & Co. Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,256
   (fully collateralized by $43,500,000 U.S. Treasury
   Notes 7.50%, due 1/31/97, value $44,910,795)...................           6.65  44,000,000        44,000,000
Daiwa Securities America Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,867
   (fully collateralized by $44,652,000 U.S. Treasury
   Notes 5.25%, due 12/31/97, value $44,358,971)..................           6.90  44,000,000        44,000,000






Dreyfus Money Market Instruments, Inc., Government Securities Series
-----------------------------------------------------------------------------
Statement of Investments (continued)                                                          December 31, 1996

                                                                      Annualized
                                                                       Yield on
                                                                        Date of    Principal
U.S. Treasury Bills--24.4%                                             Purchase     Amount            Value
------------------------------------------------------------------    --------- -------------      -------------
Nikko Securities Co. International, Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,500
   (fully collateralized by $43,629,000 U.S. Treasury
   Notes 6.625% to 7.375%, due from 3/31/97 to
   11/15/97, value $44,491,645)...................................       6.75%    $44,000,000      $ 44,000,000
SBC Capital Markets
   dated 12/31/96, due 1/2/97 in the amount of $3,405,135
   (fully collateralized by $3,617,000 U.S. Treasury
   Bills due from 9/18/97 to 10/16/97, value $3,467,350)..........       6.00       3,404,000         3,404,000
UBS Securities Inc.
   dated 12/31/96, due 1/2/97 in the amount of $44,016,378
   (fully collateralized by $44,272,000 U.S. Treasury
   Notes 6.50%, due 4/30/97, value $44,881,428)...................       6.70      44,000,000        44,000,000
                                                                                                  -------------
TOTAL REPURCHASE AGREEMENTS
   (cost $186,404,000)............................................                                 $186,404,000
                                                                                                  =============

TOTAL INVESTMENTS
   (cost $426,718,102)..................................... 96.6%                                  $426,718,102
                                                           ======                                 =============

CASH AND RECEIVABLES (NET) ................................. 3.4%                                  $ 15,050,429
                                                           ======                                 =============

NET ASSETS.................................................100.0%                                  $441,768,531
                                                           ======                                 =============



                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                          December 31, 1996

                                                                                                   Money        Government
                                                                                                  Market        Securities
                                                                                                  Series          Series
                                                                                                ------------   -----------------
ASSETS:                       Investments in securities, at value (including repurchase
                                agreements of $186,404,000 for the Government
                                Securities Series)--Note 2(a,b).................                $127,643,107     $426,718,102
                              Cash.............................................                      351,083       12,807,391
                              Interest receivable..............................                    1,464,615        2,647,425
                              Prepaid expenses and other assets................                       16,468           24,897
                                                                                               -------------    -------------
                                                                                                 129,475,273      442,197,815
                                                                                               -------------    -------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                       47,530          319,829
                              Accrued expenses.................................                       83,722          109,455
                                                                                               -------------    -------------
                                                                                                     131,252          429,284
                                                                                               -------------    -------------


NET ASSETS.....................................................................                 $129,344,021     $441,768,531
                                                                                               =============    =============


REPRESENTED BY:               Paid-in capital..................................                 $129,362,401     $441,775,787
                              Accumulated net realized gain (loss) on investments                    (18,380)          (7,256)
                                                                                               -------------    -------------


NET ASSETS.....................................................................                 $129,344,021     $441,768,531
                                                                                               =============    =============


                             NET ASSET VALUE PER SHARE
                            ----------------------------
                                                                                                   Money        Government
                                                                                                   Market        Securities
                                                                                                   Series          Series
                                                                                                ------------    -------------

Net Assets.....................................................................                 $129,344,021     $441,768,531

Shares Outstanding.............................................................                  129,345,901      441,775,787

NET ASSET VALUE PER SHARE......................................................                        $1.00            $1.00
                                                                                                      ------         --------
                                                                                                      ------         --------


                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
Statement of Operations                                                                           year Ended December 31, 1996

                                                                                                   Money        Government
                                                                                                  Market        Securities
                                                                                                  Series          Series
                                                                                              -------------    --------------
INVESTMENT INCOME


INCOME                        Interest Income..................................                $7,657,486       $23,681,032
                                                                                               ----------       ------------

EXPENSES--Note 2(c):          Management fee--Note 3(a).........................               $  688,144      $  2,192,157
                              Shareholder servicing costs--Note 3(b)...........                   462,195         1,490,319
                              Custodian fees...................................                    38,212           116,353
                              Registration fees................................                    24,221            28,811
                              Professional fees................................                    19,591            51,064
                              Directors' fees and expenses--Note 3(c)...........                   18,319            56,965
                              Prospectus and shareholders' reports.............                    16,440            11,644
                              Miscellaneous....................................                    12,815             1,134
                                                                                               ----------       ------------
                                   Total Expenses..............................                 1,279,937         3,948,447
                                                                                               ----------       ------------

INVESTMENT INCOME--NET..........................................................                6,377,549        19,732,585
NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 2(b)..............................                  (18,380)           (7,256)
                                                                                               ----------       ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                 $6,359,169       $19,725,329
                                                                                               ==========       ============




                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                    Money Market Series        Government Securities Series
                                                             ------------------------------  -------------------------------
                                                                 Year Ended December 31,         Year Ended December 31,
                                                             ------------------------------  -------------------------------
                                                                    1996           1995             1996            1995
                                                               -------------   -------------   -------------   -------------
OPERATIONS:
  Investment income--net.......................                $   6,377,549   $   8,232,793   $  19,732,585    $  23,244,165
  Net realized gain (loss) on investments......                      (18,380)         88,254          (7,256)           6,504
                                                               --------------  --------------  --------------   --------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations................                    6,359,169       8,321,047      19,725,329       23,250,669
                                                               --------------  --------------  --------------   --------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net........................                  (6,377,549)     (8,232,793)    (19,732,585)     (23,244,165)
  Net realized gain on investments.............                       (1,686)        --               (6,324)         --
                                                               --------------  --------------  --------------   --------------
    Total Dividends............................                   (6,379,235)     (8,232,793)     (19,738,909)     (23,244,165)
                                                               --------------  --------------  --------------   --------------

CAPITAL STOCKTRANSACTIONS:
  ($1.00 per share):
  Net proceeds from shares sold................                  315,705,868     324,551,779    1,516,154,559    1,238,511,882
  Dividends reinvested.........................                    4,720,481       6,132,624       13,459,323       16,345,565
  Cost of shares redeemed......................                 (335,234,637)   (357,148,554)  (1,519,275,272)  (1,289,375,994)
                                                               --------------  --------------  --------------   --------------
    Increase (Decrease) in Net Assets from
      Capital Stock Transactions...............                  (14,808,288)    (26,464,151)      10,338,610      (34,518,547)
                                                               --------------  --------------  --------------   --------------
      Total Increase (Decrease) in
         Net Assets............................                  (14,828,354)    (26,375,897)      10,325,030      (34,512,043)

NET ASSETS:
  Beginning of Period..........................                  144,172,375     170,548,272      431,443,501      465,955,544
                                                               --------------  --------------  --------------   --------------
  End of Period................................                $ 129,344,021   $ 144,172,375    $ 441,768,531    $ 431,443,501
                                                               ==============  ==============  ==============   ==============

                       See notes to financial statements.

Dreyfus Money Market Instruments, Inc., Money Market Series
-----------------------------------------------------------------------------
Financial Highlights
   Reference is made to page 4 of the Fund's Prospectus dated May 1, 1997.

Dreyfus Money Market Instruments, Inc., Government Securities Series
-----------------------------------------------------------------------------
Financial Highlights (continued)

   Reference is made to page 4 of the Fund's Prospectus dated May 1, 1997.

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Money Market Instruments, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company issuing two classes of Common Stock: the Money Market Series and the Government Securities Series. The Fund accounts separately for the assets, liabilities and operations of each series. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund is authorized to issue 5 billion shares of $.01 par value Common Stock for the Money Market Series and 10 billion shares of $.01 par value Common Stock for the Government Securities Series.

   It is the Series' policy to maintain a continuous net asset value per share of $1.00 for each series; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

   The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodians and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

   (C) EXPENSES: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated between them.

   (D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. However, to the

Dreyfus Money Market Instruments, Inc.
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

   (E) FEDERAL INCOME TAXES: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Money Market Series has an unused capital loss carryover of approximately $18,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 2004.

   The Government Securities Series has an unused capital loss carryover of approximately $11,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1996. If not applied, the carryover expires in 2004.

    At December 31, 1996, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

   The Agreement provides that if in any full fiscal year the aggregate expenses of either series, exclusive of taxes, brokerage commissions, interest on borrowings and extraordinary expenses, exceed 1% of the value of such series' average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 1996.

   (B) Pursuant to the Fund's Shareholder Services Plan, each series reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of each series' average daily net assets for servicing shareholder accounts. The services provided may include personal services and/or maintaining shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 1996, the Money Market Series and the Government Securities Series were charged an aggregate of $253,686 and $1,096,079, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. With respect to the Money Market Series and the Government Securities Series, such compensation amounted to $125,528 and $252,398, respectively, during the period ended December 31, 1996.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus Money Market Instruments, Inc.
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus Money Market Instruments, Inc.

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Money Market Instruments, Inc. (comprising, respectively, the Money Market Series and the Government Securities Series), as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting Dreyfus Money Market Instruments, Inc. at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


                                                   ERNST & Young



New York, New York
February 5, 1997




                   DREYFUS MONEY MARKET INSTRUMENTS, INC.
                          PART C. OTHER INFORMATION
                          _________________________


Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement


               Condensed Financial Information for each of the ten years in the period ended December 31, 1996.


                   Included in Part B of the Registration Statement:


                    Statement of Investments-- December 31, 1996


                    Statement of Assets and Liabilities-- December 31, 1996


                    Statement of Operations--year ended December 31, 1996


                    Statement of Changes in Net Assets--for each of the two years in the period ended December 31, 1996



                    Notes to Financial Statements


                    Report of Ernst & Young LLP, Independent Auditors, dated February 5, 1997.






All Schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

 (b)      Exhibits:


(1) Registrant's Articles of Incorporation, Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on April 26, 1996.


(2) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on April 26, 1996.


(5) Management Agreement is incorporated by reference to Exhibit (5) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed on March 2, 1995.

(6) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed on March 2, 1995.


(8)(a) Amended and Restated Custody Agreement is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on April 26, 1996.


(8)(b) Sub-Custodian Agreement is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on April 26, 1996.


(10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on April 26, 1996.


(11)      Consent of Independent Auditors.


 (14)     Model Retirement Plans.


(16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A, filed on March 29, 1994.


(17)           Financial Data Schedule.



Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

                    (a)  Powers of Attorney of the Directors and officers.


                    (b)  Certificate of Secretary.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                   (2)


                                              Number of Record
        Title of Class                      Holders as of April 15, 1997
        ______________                      _____________________________

        Money Market Series
        Common Stock
        (Par value $.01)                           152

        Government Securities Series
        Common Stock
        (Par value $.01)                        12,813


Item 27.    Indemnification
_______ _______________


           Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on April 26, 1996 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 49 to the Registration Statement on Form N-1A, filed on April 26, 1996 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:


Item 27.    Indemnification (continued)
_______ _______________

                 Insofar as indemnification for liabilities arising under
            the Securities Act of 1933 may be permitted to directors, officers and and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.


           Reference is also made to the Dsitribution Agreement incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed on March 2, 1995.



Item 28.       Business and Other Connections of Investment Adviser.
_______    ____________________________________________________

              The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                Other Businesses
_________________           ________________

MANDELL L. BERMAN           Real estate consultant and private investor
Director                         29100 Northwestern Highway, Suite 370
                                 Southfield, Michigan 48034;
                            Past Chairman of the Board of Trustees:
                                 Skillman Foundation;
                            Member of The Board of Vintners Intl.

BURTON C. BORGELT           Chairman Emeritus of the Board and
Director                    Past Chairman, Chief Executive Officer and
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405;
                            Director:
                                 DeVlieg-Bullard, Inc.
                                 1 Gorham Island
                                 Westport, Connecticut 06880
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***

FRANK V. CAHOUET            Chairman of the Board, President and
Director                    Chief Executive Officer:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Avery Dennison Corporation
                                 150 North Orange Grove Boulevard
                                 Pasadena, California 91103;
                                 Saint-Gobain Corporation
                                 750 East Swedesford Road
                                 Valley Forge, Pennsylvania 19482;
                                 Teledyne, Inc.
                                 1901 Avenue of the Stars
                                 Los Angeles, California 90067

W. KEITH SMITH              Chairman and Chief Executive Officer:
Chairman of the Board            The Boston Company****;
                            Vice Chairman of the Board:
                                 Mellon Bank Corporation***;
                                 Mellon Bank, N.A.***;
                            Director:
                                 Dentsply International, Inc.
                                 570 West College Avenue
                                 York, Pennsylvania 17405

CHRISTOPHER M. CONDRON      Vice Chairman:
President, Chief                 Mellon Bank Corporation***;
Executive Officer,               The Boston Company****;
Chief Operating             Deputy Director:
Officer and a                    Mellon Trust***;
Director                    Chief Executive Officer:
                                 The Boston Company Asset Management,
                                 Inc.****;
                            President:
                                 Boston Safe Deposit and Trust Company****

STEPHEN E. CANTER           Director:
Vice Chairman and                The Dreyfus Trust Company++;
Chief Investment Officer,   Formerly, Chairman and Chief Executive Officer:
and a Director                   Kleinwort Benson Investment Management
                                      Americas Inc.*

LAWRENCE S. KASH            Chairman, President and Chief
Vice Chairman-Distribution  Executive Officer:
and a Director                   The Boston Company Advisors, Inc.
                                 53 State Street
                                 Exchange Place
                                 Boston, Massachusetts 02109;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.**;
                            Director:
                                 Dreyfus America Fund+++;
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Dreyfus Trust Company++;
                                 Dreyfus Service Corporation*;
                                 World Balanced Fund++++;
                            President:
                                 The Boston Company****;
                                 Laurel Capital Advisors***;
                                 Boston Group Holdings, Inc.;
                            Executive Vice President:
                                 Mellon Bank, N.A.***;
                                 Boston Safe Deposit and Trust
                                 Company****

WILLIAM T. SANDALLS, JR.    Director:
Senior Vice President and   Dreyfus Partnership Management, Inc.*;
Chief Financial Officer     Seven Six Seven Agency, Inc.*;
                            President and Director:
                                 Lion Management, Inc.*;
                            Executive Vice President and Director:
                                 Dreyfus Service Organization, Inc.*;
                            Vice President, Chief Financial Officer and
                            Director:
                                 Dreyfus Acquisition Corporation*;
                                 Dreyfus America Fund+++;
                                 World Balanced Fund++++;
                            Vice President and Director:
                                 The Dreyfus Consumer Credit Corporation*;
                                 The Truepenny Corporation*;
                            Treasurer, Financial Officer and Director:
                                 The Dreyfus Trust Company++;
                            Treasurer and Director:
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Personal Management, Inc.*;
                                 Dreyfus Service Corporation*;
                                 Major Trading Corporation*;
                            Formerly, President and Director:
                                 Sandalls & Co., Inc.

MARK N. JACOBS              Vice President, Secretary and Director:
Vice President,                  Lion Management, Inc.*;
General Counsel             Secretary:
and Secretary                    The Dreyfus Consumer Credit Corporation*;
                                 Dreyfus Management, Inc.*;
                            Assistant Secretary:
                                 Dreyfus Service Organization, Inc.**;
                                 Major Trading Corporation*;
                                 The Truepenny Corporation*

PATRICE M. KOZLOWSKI        None
Vice President-
Corporate Communications

MARY BETH LEIBIG            None
Vice President-
Human Resources

JEFFREY N. NACHMAN          President and Director:
Vice President-Mutual Fund       Dreyfus Transfer, Inc.
Accounting                       One American Express Plaza
                                 Providence, Rhode Island 02903

ANDREW S. WASSER            Vice President:
Vice President-Information       Mellon Bank Corporation***
Services

ELVIRA OSLAPAS              Assistant Secretary:
Assistant Secretary              Dreyfus Service Corporation*;
                                 Dreyfus Management, Inc.*;
                                 Dreyfus Acquisition Corporation, Inc.*;
                                 The Truepenny Corporation+







______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
*** The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
**** The address of the business so indicated is One Boston Place, Boston, Massachusetts 02108.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is 69, Route 'd'Esch, L-1470 Luxembourg.
++++ The address of the business so indicated is 69, Route 'd'Esch, L-2953 Luxembourg.

Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Funds, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC GNMA Fund
           7)  Dreyfus BASIC Money Market Fund, Inc.
           8)  Dreyfus BASIC Municipal Fund, Inc.
           9)  Dreyfus BASIC U.S. Government Money Market Fund
          10)  Dreyfus California Intermediate Municipal Bond Fund
          11)  Dreyfus California Tax Exempt Bond Fund, Inc.
          12)  Dreyfus California Tax Exempt Money Market Fund
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Florida Intermediate Municipal Bond Fund
          18)  Dreyfus Florida Municipal Money Market Fund
          19)  The Dreyfus Fund Incorporated
          20)  Dreyfus Global Bond Fund, Inc.
          21)  Dreyfus Global Growth Fund
          22)  Dreyfus GNMA Fund, Inc.
          23)  Dreyfus Government Cash Management
          24)  Dreyfus Growth and Income Fund, Inc.
          25)  Dreyfus Growth and Value Funds, Inc.
          26)  Dreyfus Growth Opportunity Fund, Inc.
          27)  Dreyfus Income Funds
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Funds, Inc.
          33)  Dreyfus Investment Grade Bond Funds, Inc.
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  Dreyfus LifeTime Portfolios, Inc.
          38)  Dreyfus Liquid Assets, Inc.
          39)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          40)  Dreyfus Massachusetts Municipal Money Market Fund
          41)  Dreyfus Massachusetts Tax Exempt Bond Fund
          42)  Dreyfus MidCap Index Fund
          43)  Dreyfus Money Market Instruments, Inc.
          44)  Dreyfus Municipal Bond Fund, Inc.
          45)  Dreyfus Municipal Cash Management Plus
          46)  Dreyfus Municipal Money Market Fund, Inc.
          47)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          48)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          49)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          50)  Dreyfus New Leaders Fund, Inc.
          51)  Dreyfus New York Insured Tax Exempt Bond Fund
          52)  Dreyfus New York Municipal Cash Management
          53)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          54)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          55)  Dreyfus New York Tax Exempt Money Market Fund
          56)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          57)  Dreyfus 100% U.S. Treasury Long Term Fund
          58)  Dreyfus 100% U.S. Treasury Money Market Fund
          59)  Dreyfus 100% U.S. Treasury Short Term Fund
          60)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          61)  Dreyfus Pennsylvania Municipal Money Market Fund
          62)  Dreyfus Premier California Municipal Bond Fund
          63)  Dreyfus Premier Equity Funds, Inc.
          64)  Dreyfus Premier Global Investing, Inc.
          65)  Dreyfus Premier GNMA Fund
          66)  Dreyfus Premier Growth Fund, Inc.
          67)  Dreyfus Premier Insured Municipal Bond Fund
          68)  Dreyfus Premier Municipal Bond Fund
          69)  Dreyfus Premier New York Municipal Bond Fund
          70)  Dreyfus Premier State Municipal Bond Fund
          71)  Dreyfus Premier Value Fund
          72)  Dreyfus S&P 500 Index Fund
          73)  Dreyfus Short-Intermediate Government Fund
          74)  Dreyfus Short-Intermediate Municipal Bond Fund
          75)  The Dreyfus Socially Responsible Growth Fund, Inc.
          76)  Dreyfus Stock Index Fund, Inc.
          77)  Dreyfus Tax Exempt Cash Management
          78)  The Dreyfus Third Century Fund, Inc.
          79)  Dreyfus Treasury Cash Management
          80)  Dreyfus Treasury Prime Cash Management
          81)  Dreyfus Variable Investment Fund
          82)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          83)  General California Municipal Bond Fund, Inc.
          84)  General California Municipal Money Market Fund
          85)  General Government Securities Money Market Fund, Inc.
          86)  General Money Market Fund, Inc.
          87)  General Municipal Bond Fund, Inc.
          88)  General Municipal Money Market Fund, Inc.
          89)  General New York Municipal Bond Fund, Inc.
          90)  General New York Municipal Money Market Fund



(b)                                                       Positions and
Name and principal  Positions and offices with              offices with
business address         the Distributor                         Registrant
__________________  ___________________________             _____________

Marie E. Connolly+    Director, President, Chief              President and
                      Executive Officer and Compliance        Treasurer
                      Officer

Joseph F. Tower, III+ Senior Vice President, Treasurer        Vice President
                      and Chief Financial Officer             and Assistant
                                                              Treasurer

John E. Pelletier+    Senior Vice President, General          Vice President
                      Counsel, Secretary and Clerk            and Secretary

Roy M. Moura+         First Vice President                    None

Dale F. Lampe+        Vice President                          None

Mary A. Nelson+       Vice President                          Vice President
                                                              and Assistant
                                                              Treasurer

Paul Prescott+        Vice President                          None

Elizabeth A. Keeley++ Assistant Vice President                Vice President
                                                              and Assistant
                                                              Secretary

Jean M. O'Leary+      Assistant Secretary and                 None
                      Assistant Clerk

John W. Gomez+        Director                                None

William J. Nutt+      Director                                None




________________________________
 +  Principal business address is One Exchange Place, Boston, Massachusetts
    02109.
++  Principal business address is 200 Park Avenue, New York, New York 10166.
Item 30.   Location of Accounts and Records
           ________________________________

          1.  First Data Investor Services Group, Inc.,
                     a subsidiary of First Data Corporation
                     P.O. Box 9671
                     Providence, Rhode Island 02940-9671

           2.  The Bank of New York
                     90 Washington Street
                     New York, New York 10286

           3.  Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

           4.  The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.   Management Services
_______    ___________________

           Not Applicable

Item 32.   Undertakings
________   ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Board member or Board members when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of April, 1997.

                    DREYFUS MONEY MARKET INSTRUMENTS, INC.


              BY:  /s/Marie E. Connolly*
                   __________________________________________
                   MARIE E. CONNOLLY, PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                         Title                      Date
____________________________  ________________________________   __________

/s/Marie E. Connolly*           President and Treasurer           4/25/97
---------------------           (Principal Executive, Financial
Marie E.  Connolly              and Accounting Officer)

/s/Joseph S. DiMartino*       Chairman of the Board of            4/25/97
-------------------------     Directors
Joseph S. DiMartino,

/s/David P. Feldman*          Director                           4/25/97
--------------------
David P. Feldman

/s/John M. Fraser, Jr.*       Director                           4/25/97
-----------------------
John M. Fraser, Jr.

/s/Robert R. Glauber*         Director                          4/25/97
----------------------
Robert R. Glauber

/s/James F. Henry*            Director                         4/25/97
------------------
James F. Henry

/s/Rosalind G. Jacobs*        Director                         4/25/97
----------------------
Rosalind G. Jacobs

/s/Irving Kristol*            Director                         4/25/97
------------------
Irving Kristol

/s/Paul A. Marks*             Director                         4/25/97
-------------------
Paul A. Marks

/s/Dr. Martin Peretz*         Director                         4/25/97
-----------------------
Dr. Martin Peretz

/s/Bert W. Wasserman*         Director                         4/25/97
---------------------
Bert W. Wasserman


*BY: /s/Elizabeth Keeley
     ---------------------
     Elizabeth Keeley,
     Attorney-in-Fact




                       INDEX OF EXHIBITS


(11)      Consent of Independent Auditors

(14)      Model Retirement Plans

(17)      Financial Data Schedule


OTHER EXHIBITS

(a)       Powers of Attorney

(b)       Certificate of Secretary